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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):  May 29, 1996
                                                           ------------


                             CRA MANAGED CARE, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


      Massachusetts                  02-25856            04-2658593
- ---------------------------------  ----------------   ------------------
(State or other jurisdiction of    (Commission File   (I.R.S. Employer
incorporation or organization)         Number)        Identification No.)


      312 Union Wharf
    Boston, Massachusetts          02109            (617) 367-2163
- -------------------------------  -----------  --------------------------
(Address of principal executive  (Zip Code)    (Registrant's telephone
offices)                                      number, including area code)


                      Index to Exhibits Appears at Page 5

                              Page 1 of 41 Pages.



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Item 5.  Other Events.
- ------   ------------

          On May 29, 1996, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 6, 1996, by and among CRA Managed Care, Inc. ("the Company"), a Massachusetts corporation, QMC/3/, Inc. ("QMC/3/"), a Colorado corporation, QMC3 Acquisition Corp. ("Merger Sub"), a Massachusetts corporation and wholly-owned subsidiary of the Company, and the shareholders of QMC/3/ named therein, QMC/3/ merged with and into Merger Sub, with QMC/3/ surviving the Merger (the "Acquisition"). The Merger became effective upon filing of Certificates of Merger with the Secretary of State of the Commonwealth of Massachusetts and the Secretary of State of the State of Colorado (the "Effective Time"). Pursuant to the Merger Agreement, at the Effective Time, all of the issued and outstanding shares of capital stock of QMC/3/ were converted into 230,442 shares of the Company's common stock. The consideration paid had an aggregate stated value equal to approximately $8,500,000.00. The aggregate stated value for each share of CRA Common Stock issued to the shareholders of QMC/3/ was based upon a value of $34.025, the average of the last quoted sale prices for the shares of CRA Common Stock on the Nasdaq National Market System for each of the thirty (30) trading days immediately preceding April 18, 1996.

          QMC/3/, the Company and Kimberly Sutphin entered into an Employment Agreement, dated as of May 29, 1996 pursuant to which Ms. Sutphin will serve as President of QMC/3/ for an initial term of two years.

          The Company granted to the former shareholders of QMC/3/ the right to request registration of the shares of CRA Common Stock held by them on one occasion and to include (with certain limitations) any of such shares in the Company's registration statements filed on behalf of the Company or other stockholders of the Company.

          Following the Acquisition, the Company intends to continue QMC/3/'s business of providing managed care services to the automobile insurance market as a wholly owned subsidiary of the Company. On the date of the execution of the Merger Agreement, there was no material relationship between the Company and QMC/3/ or the Company and any affiliates of QMC/3/, any director or officer of the Company and QMC/3/, or between any associate of any director or officer of the Company and QMC/3/.

          A copy of the Merger Agreement is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to such exhibit.

                                       2
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Item 7.  Financial Statements and Exhibits.
- ------   ---------------------------------

              (a) and (b) Financial Statements of Business Acquired and
                          ---------------------------------------------
                          Pro Forma Financial Information
                          -------------------------------

                          Not Applicable

              (c)         Exhibits
                          --------

              2.1. Agreement and Plan of Merger, dated as of May 6, 1996, by and between QMC/3/, Inc., CRA Managed Care, Inc., QMC3 Acquisition Corp. and the shareholders of QMC/3/, Inc named therein.

In accordance with Item 601(b)(2) of Regulation S-K, the Schedules and Exhibits referenced in the Merger Agreement have not been filed as part of the exhibits to this Current Report on Form 8-K. The registrant agrees to furnish supplementally a copy of the omitted Schedules and Exhibits to the Commission upon request.

                                       3
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                       CRA MANAGED CARE, INC.


                                       By:     /s/    Donald J. Larson
                                          ------------------------------------
                                          Name:       Donald J. Larson
                                          Title:      President and Chief
                                                      Executive Officer








Dated:  June 24, 1996

                                       4
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                               INDEX TO EXHIBITS


Exhibit No.                             Exhibit
- -----------                             -------

   2.1 Agreement and Plan of Merger, dated as of May 6, 1996, by and between QMC/3/, Inc., CRA Managed Care, Inc., QMC/3/ Acquisition Corp. and the Shareholders of QMC/3/, Inc.







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